SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 30, 2006
OTTER TAIL CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-00368 (Commission File Number)	41-0462685 (I.R.S. Employer Identification No.)

215 South Cascade Street, P.O. Box 496, Fergus Falls, MN		56538-0496
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (866) 410-8780
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On October 30, 2006 Otter Tail Corporation issued a press release concerning consolidated financial results for the third quarter of 2006, a copy of which is furnished herewith as Exhibit 99.1.
Item 5.05 Amendment to Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics
     At the October 30, 2006 meeting, the Board of Directors approved changes to the Otter Tail Corporation Code of Conduct that clarify the provisions related to conflicts of interest and that provide examples of the laws and regulations that govern the company and its directors, officers and employees. The Otter Tail Corporation Code of Conduct can be found at www.ottertail.com.
Item 9.01 Financial Statement and Exhibits
     (c) Exhibits
           99.1 Press Release issued October 30, 2006
Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OTTER TAIL CORPORATION
Date: November 1, 2006	By /s/ Kevin G. Moug
Kevin G. Moug
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description of Exhibit
99.1	Press release, dated October 30, 2006

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